UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	June 30, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH INCOME
OPPORTUNITY FUND INC.

FORM N-Q

June 30, 2012

western asset high income opportunity fund inc.

Schedule of investments (unaudited)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 87.9%
CONSUMER DISCRETIONARY — 18.1%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	300,000	EUR	$411,540	(a)
Automobiles — 0.7%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,550,000		2,632,875
Escrow GCB General Motors	—	—	2,125,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	825,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	2,540,000		0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	480,000		527,400	(a)
Total Automobiles					3,160,275
Diversified Consumer Services — 0.8%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,160,000		1,194,800
ServiceMaster Co., Senior Notes	8.000%	2/15/20	660,000		721,875	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,694,000
Total Diversified Consumer Services					3,610,675
Hotels, Restaurants & Leisure — 8.0%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,070,000		1,075,350	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,114,471		924,342	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	220,000		227,700
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,745,000		1,758,087	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	3,124,000		2,483,580
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	270,000		238,950
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000		1,337,425
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	900,000		949,500	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,250,000		1,267,188	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	10.750%	1/15/17	2,338,471		2,589,857	(e)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,190,000		1,234,625	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/28	863,010		798,284	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	11.000%	6/15/15	445,000		834	(a)(f)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,470,000		1,368,937	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	593,000		575,210	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,200,000		1,230,000	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,140,000		1,165,650	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,270,000		1,308,100
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	150,000		169,875
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	360,000		405,900
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	60,000		62,400	(a)
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	225,000		151,313	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,660,000		3,220,800	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,440,000		2,659,600
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,760,000		2,028,400
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	715,000		781,138
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	335,000		348,819	(a)

See Notes to Schedule of Investments.

Western Asset High Income Opportunity Fund Inc.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,300,000		$2,386,250
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	3,365,000		3,394,444	(a)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	85,000		0	(b)(c)(d)(f)
Wok Acquisition Corp., Senior Notes	10.250%	6/30/20	500,000		517,500	(a)
Total Hotels, Restaurants & Leisure					36,660,058
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,340,000		1,417,050
Media — 5.2%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000		499,200
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	561,225		627,169
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	900,000		983,250
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,800,000		3,136,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	430,000		328,950	(a)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,560,000		1,622,400	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	870,000		854,775	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	120,000		115,500	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,260,000		1,458,450
DISH DBS Corp., Senior Notes	6.750%	6/1/21	510,000		553,350
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	1,290,000		1,393,200
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,360,000		1,422,900
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,170,000		1,000,350	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,800,000		1,557,000	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	400,000		457,000
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,760,000		1,372,800	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	450,000		455,625	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000		1,480,050	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,120,000		1,204,000	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	675,000		742,500	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,250,000	EUR	2,811,781	(a)
Total Media					24,076,250
Multiline Retail — 0.3%
Bon-Ton Stores Inc., Senior Notes	10.250%	3/15/14	490,000		416,500
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,250,000		1,162,500
Total Multiline Retail					1,579,000
Specialty Retail — 1.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,570,000		1,672,050
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,970,000		1,822,250	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,110,000		1,967,575
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,230,000		1,313,038
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	891,000		956,720
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	830,000		863,200	(a)
Total Specialty Retail					8,594,833
Textiles, Apparel & Luxury Goods — 0.8%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	730,000		742,775	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	2,570,000		2,727,438
Total Textiles, Apparel & Luxury Goods					3,470,213
TOTAL CONSUMER DISCRETIONARY					82,979,894

See Notes to Schedule of Investments.

Western Asset High Income Opportunity Fund Inc.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CONSUMER STAPLES — 1.5%
Food & Staples Retailing — 0.3%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,490,000	$1,575,675	(a)
Food Products — 0.8%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	570,000	594,225	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,980,000	2,816,100	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	233,000	267,076
Total Food Products				3,677,401
Personal Products — 0.0%
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	190,000	209,475	(a)
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,616,000	1,628,120
TOTAL CONSUMER STAPLES				7,090,671
ENERGY — 13.3%
Energy Equipment & Services — 2.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	690,000	724,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	760,000	727,700	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,345,000	2,356,725	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,480,000	1,572,500
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	630,000	650,475	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	140,000	147,700	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,320,000	1,442,100	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,520,000	3,836,800
Total Energy Equipment & Services				11,458,500
Oil, Gas & Consumable Fuels — 10.8%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,740,000	1,670,400
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,660,000	1,718,100
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,990,000	3,012,425
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	1,530,000	1,493,663
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	1,060,000	1,134,200	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	560,000	614,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	410,000	424,606
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,010,000	997,375
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,410,000	1,487,550
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,178,521	2,296,481	(a)(c)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	350,000	370,344
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,710,000	1,688,625	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	870,000	980,817
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,370,000	1,510,425
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,270,000	1,377,552	(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	790,000	846,269	(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,130,000	1,853,100
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,460,000	1,440,232	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,410,000	1,454,063	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	490,000	477,750	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	430,000	459,025
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	260,000	272,350
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,530,000	1,170,450
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,855,000	1,948,537
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	470,000	482,925

See Notes to Schedule of Investments.

Western Asset High Income Opportunity Fund Inc.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,090,000		$136,250	(a)(f)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	780,000		97,500	(a)(f)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,305,000		1,428,975
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,195,000		1,324,956
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000		428,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	3,035,000		2,970,506
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	100,000		109,750
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,500,000		2,490,625	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	460,000		456,550
Teekay Corp., Senior Notes	8.500%	1/15/20	2,280,000		2,325,600
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000		4,293,785
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	930,000		834,675	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,230,000		1,482,950	(a)
Total Oil, Gas & Consumable Fuels					49,561,986
TOTAL ENERGY					61,020,486
FINANCIALS — 8.6%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,100,000		1,081,278
Commercial Banks — 2.3%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	1,130,000		1,160,227	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	1,050,000		1,073,625	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,750,000		2,074,144	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	830,000		690,975	(a)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,430,000		2,188,434	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,090,000		882,900	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,340,000		1,345,781
Santander Issuances SAU, Notes	5.911%	6/20/16	1,000,000		927,992	(a)
Total Commercial Banks					10,344,078
Consumer Finance — 1.2%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,800,000		1,775,250
Ally Financial Inc., Senior Notes	8.000%	3/15/20	2,590,000		2,991,450
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	730,000	EUR	967,696
Total Consumer Finance					5,734,396
Diversified Financial Services — 4.1%
Bank of America Corp., Senior Notes	6.500%	8/1/16	350,000		384,693
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,648,000		2,972,380
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,120,000		1,148,000
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	1,600,000		1,696,602	(g)(h)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	744,000		762,600
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,670,000		1,715,925
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		909,175
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	3,810,000		4,314,825
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,580,000		1,813,323
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,250,000		1,285,312
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,240,000		1,345,400	(a)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		502,500	(a)(g)
Total Diversified Financial Services					18,850,735
Insurance — 0.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,465,000		1,772,902

See Notes to Schedule of Investments.

Western Asset High Income Opportunity Fund Inc.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Insurance — continued
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	9/30/12	410,000	$342,312	(g)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	810,000	822,150	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	590,000	657,850	(a)
Total Insurance				3,595,214
TOTAL FINANCIALS				39,605,701
HEALTH CARE — 6.3%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	180,000	193,163
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	650,000	697,937	(e)
Total Health Care Equipment & Supplies				891,100
Health Care Providers & Services — 6.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,200,000	1,374,000
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	1,582,773	1,689,610	(e)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,130,000	1,200,625
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	880,000	950,400
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,160,000	2,311,200
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,265,000	3,774,525
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	850,000	881,875
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	850,000	878,687	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	700,000	781,375
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000	305,900	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,920,000	2,215,200	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,155,600
HCA Inc., Senior Secured Notes	7.875%	2/15/20	1,860,000	2,073,900
INC Research LLC, Senior Notes	11.500%	7/15/19	640,000	624,000	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,320,000	1,141,800	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	360,000	366,300	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	645,000	741,750
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	770,000	868,175
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,990,000	2,038,506
US Oncology Inc. Escrow	—	—	1,015,000	20,300	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	605,000	621,638
Total Health Care Providers & Services				28,015,366
TOTAL HEALTH CARE				28,906,466
INDUSTRIALS — 14.6%
Aerospace & Defense — 1.5%
Ducommun Inc., Senior Notes	9.750%	7/15/18	870,000	920,025
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,420,000	2,619,650
Triumph Group Inc., Senior Notes	8.625%	7/15/18	800,000	892,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,105,000	2,283,925	(a)
Total Aerospace & Defense				6,715,600
Airlines — 1.8%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	660,536	653,931	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	140,757	153,425
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,173,449	1,185,183
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,870,000	4,005,450	(a)

See Notes to Schedule of Investments.

Western Asset High Income Opportunity Fund Inc.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	706,564	$714,548
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	336,058	357,901
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	519,000	550,789	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	728,000	754,390	(a)
Total Airlines				8,375,617
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,160,400	1,070,469	(a)(d)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	2,110,000	2,262,975	(a)
Total Building Products				3,333,444
Commercial Services & Supplies — 2.6%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	210,000	192,150	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,605,000	2,305,425	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,830,000	1,848,300
Cenveo Corp., Secured Notes	8.875%	2/1/18	790,000	711,000
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,620,000	1,741,500
JM Huber Corp., Senior Notes	9.875%	11/1/19	780,000	842,400	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,330,000	2,248,450	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	730,000	781,100
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,280,000	1,340,800	(a)
Total Commercial Services & Supplies				12,011,125
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,310,000	1,165,900	(a)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,620,000	1,579,500	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,170,000	1,317,713
Machinery — 0.7%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,050,000	2,157,625	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,140,000	1,148,550	(a)
Total Machinery				3,306,175
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,251,833	1,189,241	(a)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	876,000	860,670	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,700,000	2,524,500
Total Marine				4,574,411
Road & Rail — 2.4%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,539,526	3,026,295	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	2,194,000	2,191,257	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	681,000	779,745
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,685,000	1,893,603
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,675,000	2,942,500
Total Road & Rail				10,833,400
Trading Companies & Distributors — 1.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	108,000	112,455	(a)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,200,000	1,200,000	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,370,000	1,419,663
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	32,000	33,360	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Trading Companies & Distributors — continued
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	3,008,000		$3,158,400	(a)
Total Trading Companies & Distributors					5,923,878
Transportation — 1.5%
CMA CGM, Senior Notes	8.500%	4/15/17	2,680,000		1,487,400	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,630,000		2,406,450	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,120,000		3,120,000	(a)
Total Transportation					7,013,850
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	540,000		558,900	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000		186,300	(a)
Total Transportation Infrastructure					745,200
TOTAL INDUSTRIALS					66,895,813
INFORMATION TECHNOLOGY — 3.2%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	3,140,000		2,150,900
Electronic Equipment, Instruments & Components — 0.9%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,460,000		3,961,700	(a)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	900,000		945,000	(a)
IT Services — 1.3%
Ceridian Corp., Senior Secured Notes	8.875%	7/15/19	610,000		632,875	(a)
First Data Corp., Senior Notes	10.550%	9/24/15	4,616,986		4,743,953
First Data Corp., Senior Notes	11.250%	3/31/16	350,000		331,625
First Data Corp., Senior Notes	12.625%	1/15/21	70,000		70,438
SRA International Inc., Senior Notes	11.000%	10/1/19	270,000		272,700	(a)
Total IT Services					6,051,591
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	860,000		924,500	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	617,000		652,477
Total Semiconductors & Semiconductor Equipment					1,576,977
TOTAL INFORMATION TECHNOLOGY					14,686,168
MATERIALS — 7.6%
Chemicals — 0.8%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,175,000		1,316,000	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,160,000		1,229,600	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	955,000	EUR	1,069,568	(a)
Total Chemicals					3,615,168
Containers & Packaging — 2.5%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,130,000		1,203,450	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	747,657	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		211,000	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,120,000		1,125,600	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	2,060,000		2,090,900
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.250%	5/15/18	1,180,000		1,162,300	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	1,990,000		1,994,975	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	550,000	$571,312	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	220,000	229,900	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,260,000	2,361,700	(a)
Total Containers & Packaging				11,698,794
Metals & Mining — 2.9%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	610,000	625,250	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,190,000	2,332,350	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,400,000	2,125,000	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	800,000	552,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,440,000	1,432,800	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	920,000	995,900
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	1,050,000	1,089,375	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,850,000	1,496,250
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	30,000	30,300
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	360,000	377,100	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	860,000	822,375	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,660,000	1,643,400
Total Metals & Mining				13,522,100
Paper & Forest Products — 1.4%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,415,000	3,662,588
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	560,000	599,200	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	980,000	993,475	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	204,000	156,060	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,790,000	716,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	252,000	119,700
Total Paper & Forest Products				6,247,023
TOTAL MATERIALS				35,083,085
TELECOMMUNICATION SERVICES — 7.4%
Diversified Telecommunication Services — 4.6%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,530,000	1,637,100	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,290,000	1,383,525	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	337,000	353,850
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,800,000	1,899,000
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	610,000	648,125
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	2,730,000	2,822,138
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,530,000	1,614,150	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,430,000	1,565,850
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000	457,950	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,570,000	1,672,050
West Corp., Senior Notes	7.875%	1/15/19	1,840,000	1,932,000
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,070,000	869,375	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	410,000	360,800	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,578,216	1,778,969	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,130,000	2,193,900
Total Diversified Telecommunication Services				21,188,782
Wireless Telecommunication Services — 2.8%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	140,000	145,950
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,390,000	1,372,625

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services — continued
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,960,000	$2,397,600
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,855,000	4,442,325
Sprint Nextel Corp.	6.000%	12/1/16	300,000	288,750
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,470,000	2,766,400	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,480,000	1,613,200
Total Wireless Telecommunication Services				13,026,850
TOTAL TELECOMMUNICATION SERVICES				34,215,632
UTILITIES — 7.3%
Electric Utilities — 3.2%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	3,920,000	4,214,000
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,550,000	1,364,000	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	3,880,000	4,006,100	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	808,588	772,202
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,570,000	2,441,500
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	810,000	212,625
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	2,550,000	1,753,125	(a)
Total Electric Utilities				14,763,552
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	78,117
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,210,000	1,264,450
Total Gas Utilities				1,342,567
Independent Power Producers & Energy Traders — 3.8%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,080,000	1,109,700	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	200,000	221,500	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	460,000	499,100	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,610,000	2,857,950	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	220,000	136,400	(f)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	1,630,000	925,025
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,600,000	1,748,000
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,570,000	1,577,850	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,190,000	3,209,938	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,573,000	4,092,835
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	169,901	174,998
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	809,639	825,831
Total Independent Power Producers & Energy Traders				17,379,127
TOTAL UTILITIES				33,485,246
TOTAL CORPORATE BONDS & NOTES (Cost — $402,377,186)				403,969,162
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $623,856)	2.441%	4/20/35	940,549	728,883	(g)
COLLATERALIZED SENIOR LOANS — 3.9%
CONSUMER DISCRETIONARY — 1.2%
Diversified Consumer Services — 0.6%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	2,500,000	2,571,875	(i)
Hotels, Restaurants & Leisure — 0.3%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	1,376,100	1,376,100	(i)
Media — 0.3%
Newsday LLC, Fixed Rate Term Loan	10.500%	8/1/13	1,500,000	1,532,500	(i)
TOTAL CONSUMER DISCRETIONARY				5,480,475

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ENERGY — 1.2%
Oil, Gas & Consumable Fuels — 1.2%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	5,320,000	$5,280,100	(i)
FINANCIALS — 0.5%
Capital Markets — 0.5%
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,420,000	2,395,800	(i)
INDUSTRIALS — 0.1%
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	205,770	205,770	(d)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	362,292	362,292	(d)(j)
TOTAL INDUSTRIALS				568,062
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	840,000	814,275	(i)
TELECOMMUNICATION SERVICES — 0.6%
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	2,527,851	2,565,769	(i)
UTILITIES — 0.1%
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.741%	10/10/17	1,056,225	633,633	(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $17,580,688)				17,738,114
CONVERTIBLE BONDS & NOTES — 0.6%
CONSUMER DISCRETIONARY — 0.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,230,000	2,648,600	(a)
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	410,000	336,200
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $2,373,095)				2,984,800

			SHARES
COMMON STOCKS — 2.2%
CONSUMER DISCRETIONARY — 1.1%
Automobiles — 0.0%
Motors Liquidation Co. GUC Trust			2	24	*
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			78,199	156,398	*(c)(d)
Media — 1.1%
Charter Communications Inc., Class A Shares			70,175	4,973,302	*
TOTAL CONSUMER DISCRETIONARY				5,129,724
ENERGY — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			251,930,724	1,912,910	*(c)(d)
INDUSTRIALS — 0.7%
Marine — 0.7%
DeepOcean Group Holding AS			97,019	1,649,323	*(c)
Horizon Lines Inc., Class A Shares			686,277	1,290,201	*
TOTAL INDUSTRIALS				2,939,524
TOTAL COMMON STOCKS (Cost — $9,073,774)				9,982,158

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS — 0.4%
FINANCIALS — 0.4%
Diversified Financial Services — 0.4%
Citigroup Inc. (Cost - $2,186,287)	7.500%	21,100	$1,805,316
PREFERRED STOCKS — 2.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
Escrow GCB General Motors	—	31,700	0	*(b)(c)(d)
Escrow GCB General Motors	—	10,100	0	*(b)(c)(d)
Escrow GCB General Motors	—	2,200	0	*(b)(c)(d)
Escrow GCB General Motors	—	900	0	*(b)(c)(d)
TOTAL CONSUMER DISCRETIONARY			0
FINANCIALS — 1.9%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%	165,966	3,991,483	(g)
Diversified Financial Services — 1.0%
Citigroup Capital XII	8.500%	99,800	2,500,988	(g)
Citigroup Capital XIII	7.875%	85,025	2,320,332	(g)
Total Diversified Financial Services			4,821,320
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%	37,200	60,636	*(g)
TOTAL FINANCIALS			8,873,439
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%	4,107	406,593	(c)(g)
TOTAL PREFERRED STOCKS (Cost — $10,089,111)			9,280,032

	EXPIRATION DATE	NOTIONAL AMOUNT†
PURCHASED OPTIONS — 0.1%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00	9/19/12	15,460,000	218,968
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.00	7/18/12	16,412,000	46,072
TOTAL PURCHASED OPTIONS (Cost — $876,834)			265,040

		WARRANTS
WARRANTS — 0.1%
Buffets Restaurant Holdings	4/28/14	1,980	20	*(c)(d)
Charter Communications Inc.	11/30/14	2,238	48,497	*(c)
Jack Cooper Holdings Corp.	12/15/17	1,974	157,920	*(c)
Jack Cooper Holdings Corp.	5/6/18	921	73,680	*(c)
Nortek Inc.	12/7/14	5,518	27,590	*(c)(d)
SemGroup Corp.	11/30/14	9,492	85,903	*(d)
TOTAL WARRANTS (Cost — $125,184)			393,610
TOTAL INVESTMENTS — 97.3% (Cost — $445,306,015#)			447,147,115
Other Assets in Excess of Liabilities — 2.7%			12,270,650
TOTAL NET ASSETS — 100.0%			$459,417,765

†                  Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*                 Non-income producing security.

(a)          Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)         Value is less than $1.

(c)          Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

(d)         Illiquid security.

(e)          Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)            The coupon payment on these securities is currently in default as of June 30, 2012.

(g)         Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)         Security has no maturity date. The date shown represents the next call date.

(i)             Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)             All or a portion of this loan is unfunded as of June 30, 2012. The interest rate for fully unfunded term loans is to be determined.

#                 Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR               - Euro

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	$87.00	15,460,000	$82,728
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	7/18/12	88.00	16,412,000	5,362
TOTAL WRITTEN OPTIONS (Premiums received — $353,444)				$88,090

† Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$400,748,339	$3,220,823	$403,969,162
Collateralized mortgage obligations	—	728,883	—	728,883
Collateralized senior loans	—	17,738,114	—	17,738,114
Convertible bonds & notes	—	2,984,800	—	2,984,800
Common stocks:
Consumer discretionary	$4,973,326	—	156,398	5,129,724
Energy	—	—	1,912,910	1,912,910
Industrials	1,290,201	1,649,323	—	2,939,524
Convertible preferred stocks	1,805,316	—	—	1,805,316
Preferred stocks:
Consumer discretionary	—	—	0*	0*
Financials	8,873,439	—	—	8,873,439
Industrials	—	406,593	—	406,593
Purchased options	—	265,040	—	265,040
Warrants	—	366,000	27,610	393,610
Total investments	$16,942,282	$424,887,092	$5,317,741	$447,147,115
Other financial instruments:
Forward foreign currency contracts	—	$177,831	—	$177,831
Credit default swaps on credit indices - buy protection‡	—	474,800	—	474,800
Total other financial instruments	—	$652,631	—	$652,631
Total	$16,942,282	$425,539,723	$5,317,741	$447,799,746

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$88,090	—	$88,090
Futures contracts	$36,646	—	—	36,646
Total	$36,646	$88,090	—	$124,736

Notes to schedule of investments (unaudited) (continued)

†See Schedule of Investments for additional detailed categorizations.

* Value is less than $1.

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		COMMON STOCKS
INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	CONSUMER DISCRETIONARY	ENERGY	INDUSTRIALS
Balance as of September 30, 2011	$7,763,173	—	$2,164,989	$1,586,220
Accrued premiums/discounts	20,128	—	—	—
Realized gain (loss)(1)	—	—	—	170,663
Change in unrealized appreciation (depreciation)(2)	(619,123)	—	(421,549)	63,103
Purchases	1,094,947	$156,398	169,470	—
Sales	(1,164,000)	—	—	(170,663)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3(3)	(3,874,302)	—	—	(1,649,323)
Balance as of June 30, 2012	$3,220,823	$156,398	$1,912,910	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012(2)	$(575,528)	—	$(421,549)	—

	PREFERRED STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	INDUSTRIALS	WARRANTS	TOTAL
Balance as of September 30, 2011	$11,225	$390,165	$217,171	$12,132,943
Accrued premiums/discounts	—	—	—	20,128
Realized gain (loss)(1)	—	—	—	170,663
Change in unrealized appreciation (depreciation)(2)	(11,225)	16,428	90,536	(881,830)
Purchases	—	—	—	1,420,815
Sales	—	—	—	(1,334,663)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3(3)	—	(406,593)	(280,097)	(6,210,315)
Balance as of June 30, 2012	$0*	—	$27,610	$5,317,741
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012(2)	$(11,225)	—	$16,554	$(991,748)

Notes to schedule of investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to schedule of investments (unaudited) (continued)

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

For average notional amounts of swaps held during the period ended June 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount

Notes to schedule of investments (unaudited) (continued)

of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing

Notes to schedule of investments (unaudited) (continued)

the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2012, the Fund held written options with credit related contingent features which had a liability position of $88,090. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,286,632
Gross unrealized depreciation	(21,445,532)
Net unrealized appreciation	$1,841,100

At June 30, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 5-Year Notes	158	9/12	$19,550,416	$19,587,062	$(36,646)

During the period ended June 30, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of September 30, 2011	—	—
Options written	$172,629,300	$2,543,314
Options closed	(78,086,400)	(1,553,919)
Options exercised	—	—
Options expired	(62,670,900)	(635,951)
Written options, outstanding as of June 30, 2012	$31,872,000	$353,444

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	Citibank, N.A.	2,833,937	$3,587,719	8/16/12	$97,590
Euro	Royal Bank of Scotland PLC	1,706,017	2,159,790	8/16/12	80,241
Net unrealized gain on open forward foreign currency contracts					$177,831

Notes to schedule of investments (unaudited) (continued)

At June 30, 2012, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE(3)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.17 Index)	$2,880,000	12/20/16	5.000% quarterly	$68,456	$76,345	$(7,889)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,632,000	12/20/16	5.000% quarterly	38,792	45,143	(6,351)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	3,360,000	12/20/16	5.000% quarterly	79,865	96,814	(16,949)
BNP Paribas (Markit CDX.NA.HY.18 Index)	8,118,000	6/20/17	5.000% quarterly	287,687	365,229	(77,542)
Total	$15,990,000			$474,800	$583,531	$(108,731)

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

† Percentage shown is an annual percentage rate.

At June 30, 2012, the Fund held collateral received from BNP Paribas in the amount of $749,065 on credit default swap contracts and/or credit default swaptions valued at $571,885. Net exposure to the counterparty was $(177,180).  Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2012.

			Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Depreciation	Unrealized Appreciation	Swap Contracts, at value	Total
Interest Rate Risk	—	—	$(36,646)	—	—	$(36,646)
Foreign Exchange Risk	—	—	—	$177,831	—	177,831
Credit Risk	$265,040	$(88,090)	—	—	$474,800	651,750
Total	$265,040	$(88,090)	$(36,646)	$177,831	$474,800	$792,935

Notes to schedule of investments (unaudited) (continued)

During the period ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$400,960
Written options	316,496
Futures contracts (to sell)	19,476,728
Forward foreign currency contracts (to buy)†	112,381
Forward foreign currency contracts (to sell)	6,088,767

Average Notional Balance
Credit default swap contracts (to buy protection)	$8,511,400

†At June 30, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	August 23, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 23, 2012